Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADDED BY SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Mid Penn Bancorp, Inc. (the “Corporation”) on Form 10-Q for the period ending September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rory G. Ritrievi, President and CEO, and I, Kevin W. Laudenslager, Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Mid Penn Bancorp, Inc. as of the dates and for the periods expressed in the Report.

By:	/s/ Rory G. Ritrievi
President and CEO
Date:	November 14, 2013

By:	/s/ Kevin W. Laudenslager
Vice President and Treasurer
Date:	November 14, 2013